UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2042 Corte Del Nogal, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

(760) 918-9165

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On July 8, 2020, Qualigen Therapeutics, Inc. (“Qualigen” or the “Company”), entered into a Securities Purchase Agreement with a single institutional investor for the purchase and sale for $8,000,000 of (i) 1,200,000 shares of Qualigen common stock, (ii) 780,198 pre-funded warrants (i.e., warrants to purchase shares of Qualigen common stock, for which the exercise price will have been almost entirely prepaid) and (iii) 1,980,198 two-year warrants to purchase shares of Qualigen common stock for an exercise price of $5.25 per share. Both sets of warrants include a 9.99% beneficial-ownership blocker provision. The closing of the transaction, which is a “registered direct” public offering, is expected to occur on or about July 10, 2020, subject to the satisfaction of customary closing conditions. A copy of the Securities Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-232798) previously filed with the U.S. Securities and Exchange Commission (the “SEC”). A prospectus supplement describing the terms of the proposed offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the prospectus supplement may be obtained, when available, from A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, NY 10022, or by telephone at (212) 624-2060, or by email at prospectus@allianceg.com.

Also, on July 8, 2020, the Company entered into a Placement Agency Agreement with A.G.P./Alliance Global Partners, with regard to the $8,000,000 offering. The Company agreed to pay A.G.P./Alliance Global Partners a 3.5% commission on the $8,000,000 sale of securities in such offering to the single institutional investor. A copy of the Placement Agency Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K.

As of the date of this Current Report on Form 8-K and before the closing of such offering, the Company has 15,689,223 shares of outstanding common stock, 3,066 shares of outstanding Series Alpha Preferred Stock (overlying 4,146,193 shares of common stock potentially issuable upon conversion), and 10,217,825 outstanding common stock options and common stock warrants.

Item 8.01. Other Events.

On July 8, 2020, the Company issued a press release announcing the Securities Purchase Agreement and the anticipated closing thereunder. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1**	Securities Purchase Agreement between the Company and certain Purchasers, dated July 8, 2020.

10.2	Form of Warrant expected to be issued July 10, 2020.

10.3	Form of Pre-Funded Warrant expected to be issued July 10, 2020.

10.4	Placement Agency Agreement between the Company and A.G.P./Alliance Global Partners, dated July 8, 2020.

99.1	Press Release dated July 8, 2020, issued by the Company

**	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished to the SEC upon request.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements by the Company that involve risks and uncertainties and reflect the Company’s judgment as of the date of this Report. These statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Such forward-looking statements may relate to, among other things, potential future development, testing and launch of products and product candidates, and the expected closing of the offering. Actual events or results may differ from the Company’s expectations. For example, there can be no assurance that the Company will successfully develop any drugs or therapeutic devices; that preclinical or clinical development of the Company’s drugs or therapeutic devices will be successful; that future clinical trial data will be favorable or that such trials will confirm any improvements over other products or lack negative impacts; that any drugs or therapeutic devices will receive required regulatory approvals or that they will be commercially successful; that the Company will be able to procure or earn sufficient working capital to complete the development, testing and launch of the Company’s prospective therapeutic products; that the Company will be able to maintain or expand market demand and/or market share for the Company’s diagnostic products; that adoption and placement of FastPack® Pro System instruments (which are the only FastPack® instruments on which the Company’s SARS-CoV-2 IgG test kits can be run) will be widespread; that the Company will be able to manufacture the FastPack® Pro System instruments and SARS-CoV-2 IgG test kits successfully; or that any commercialization of the FastPack® Pro System instruments and SARS-CoV-2 IgG test kits will be profitable. The Company’s stock price could be harmed if any of the events or trends contemplated by the forward-looking statements fails to occur or is delayed or if any actual future event otherwise differs from expectations. Additional information concerning these and other risk factors affecting the Company’s business (including events beyond the Company’s control, such as epidemics and resulting changes) can be found in the Company’s prior filings with the Securities and Exchange Commission, available at www.sec.gov. The Company disclaims any intent or obligation to update these forward-looking statements beyond the date of this news release, except as required by law. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: July 9, 2020	By:	/s/ Michael S. Poirier
Michael S. Poirier, President and Chief Executive Officer

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